Exhibit 99.2

Established. Focused. Trusted. Third Quarter 2012 Supplemental Financial Report

Index to Supplemental Information Page Company Information 2 Highlights 3 Quarterly Financial Results and Measures 4 Net Operating Income (NOI) Same-Property Analysis 6 Consolidated Balance Sheets 7 Total Capitalization and Selected Ratios 8 Debt Schedules 9 Portfolio Summary 13 Acquisitions and Dispositions 14 Development and Redevelopment 15 Net Asset Value Analysis 16 Investment in Joint Ventures 17 Leasing and Occupancy Summary 18 Top Twenty-Five Tenants 19 Portfolio Analysis 20 Market Concentration 21 Leasing Analysis 22 Lease Expirations 26 Portfolio by Size 29 Washington, DC Region 30 Maryland Region 33 Northern Virginia Region 36 Southern Virginia Region 39 Management Statements on Non-GAAP Supplemental Measures 42 Quarterly Supplemental Disclosure – September 30, 2012 1

Company Information First Potomac Realty Trust is a leader in the ownership, management, development and redevelopment of office and industrial properties in the greater Washington, DC region. The Company’s focus is acquiring properties that can benefit from its intensive property management and repositioning properties to increase their profitability and value. Corporate Headquarters 7600 Wisconsin Avenue 11th Floor Bethesda, MD 20814 New York Stock Exchange Web Site www.first-potomac.com Investor Relations Jaime Marcus Manager, Investor Relations (301) 986-9200 jmarcus@first-potomac.com Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from the Company’s expectations include changes in general or regional economic conditions; the Company’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs; the Company’s ability to complete acquisitions on acceptable terms; the Company’s ability to manage its current debt levels and repay or refinance its indebtedness upon maturity or other required payment dates; the Company’s ability to maintain financial covenant compliance under its debt agreements; the Company’s ability to remediate the material weakness in its internal controls over financial reporting described in its 10-K for the year ended December 31, 2011 and to re-establish and maintain effective internal controls over financial reporting and disclosure controls and procedures; the impact of the Company’s recently completed internal investigation, including any remedial actions and enhancement measures implemented in response to the internal investigation; the Company’s ability to obtain debt and/or financing on attractive terms, or at all; and other risks detailed in the Company’s Annual Report on Form 10-K and described from time to time in the Company’s filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Note that certain figures are rounded to the nearest thousands throughout the document, which may impact footing and/or crossfooting of totals and subtotals. Quarterly Supplemental Disclosure – September 30, 2012 2

FIRST POTOMAC REALTY TRUST

Highlights

(unaudited, amounts in thousands, except per share data)

	Q3-2012	Q2-2012	Q1-2012	Q4-2011	Q3-2011
Performance Metrics					
FFO available to common shareholders[1]	$ 19,931	$ 1,152	$ 14,433	$ 14,811	$ 13,751
Core FFO[1]	$ 15,297	$ 16,929	$ 14,555	$ 15,578	$ 14,001
FFO available to common shareholders per share	$ 0.38	$ 0.02	$ 0.27	$ 0.28	$ 0.27
Core FFO per share	$ 0.29	$ 0.32	$ 0.28	$ 0.30	$ 0.27
Operating Metrics					
Change in Same-Property NOI					
Cash Basis	1.6%	3.0%	2.8%	(1.0)%	0.1%
Accrual Basis	3.2%	3.5%	2.0%	(0.8)%	(1.4)%
Assets					
Total Assets	$ 1,714,237	$ 1,728,479	$ 1,738,610	$ 1,739,752	$ 1,673,873
Debt Balances					
Unhedged Variable Rate Debt	$ 129,000	$ 194,000	$ 152,000	$ 238,000	$ 147,000
Hedged Variable Rate Debt[2]	350,000	350,000	275,000	200,000	200,000
Fixed Rate Debt	442,267	384,752	483,241	507,023	525,446
Total	**$ 921,267**	**$ 928,752**	**$ 910,241**	**$ 945,023**	**$ 872,446**
Leasing Metrics					
Net Absorption (Square Feet)	54,841	12,445	133,916	(80,056)	213,723
Tenant Retention Rate	75%	76%	51%	63%	88%
Leased %	84.9%	85.4%	84.9%	84.3%	84.7%
Occupancy %	83.2%	84.0%	83.0%	81.8%	81.2%

(1) See page 5 for a reconciliation of the Company's FFO available to common shareholders and Core FFO to net income (loss) available to common shareholders.
(2) As of September 30, 2012, the Company had fixed LIBOR at a weighted averaged rate of 1.5% on $350.0 million of its variable rate debt through twelve interest rate swap agreements.

Quarterly Supplemental Disclosure – September 30, 2012 3

Quarterly Financial Results (unaudited, amounts in thousands) (percentages are representative of total revenues) Three Months Ended September 30, 2012 June 30, 2012 March 31, 2012 December 31, 2011 September 30, 2011 OPERATING REVENUES Rental $ 39,800 81.9% $ 37,582 78.5% $ 37,462 80.4% $ 36,451 81.2% $ 35,729 80.1% Tenant reimbursements and other 8,821 18.1% 10,306 21.5% 9,149 19.6% 8,414 18.8% 8,899 19.9% 48,621 100.0% 47,888 100.0% 46,611 100.0% 44,865 100.0% 44,628 100.0% PROPERTY EXPENSES Property operating 11,811 24.3% 10,194 21.3% 11,397 24.5% 10,403 23.2% 10,995 24.6% Real estate taxes and insurance 4,672 9.6% 4,845 10.1% 4,824 10.3% 4,457 9.9% 4,191 9.4% NET OPERATING INCOME 32,138 66.1% 32,849 68.6% 30,390 65.2% 30,005 66.9% 29,442 66.0% OTHER (EXPENSES) INCOME General and administrative (5,645) 11.6% (7,245) 15.1% (4,897) 10.5% (3,481) 7.8% (4,354) 9.8% Acquisition costs (8) 0.0% (23) 0.0% (17) 0.0% (567) 1.3% (1,737) 3.9% Interest and other income 1,522 3.1% 1,499 3.1% 1,508 3.2% 1,521 3.4% 1,533 3.4% Equity in (losses) earnings of affiliates (30) 0.0% 24 0.1% (46) 0.0% 132 0.3% (81) 0.2% EBITDA 27,977 57.6% 27,104 56.7% 26,938 57.9% 27,610 61.5% 24,803 55.9% Depreciation and amortization (16,633) (16,169) (16,042) (15,086) (15,934) Interest expense (10,555) (10,940) (11,159) (11,300) (11,126) Loss on debt extinguishment—(13,221)——Change in contingent consideration related to acquisition of property (112)—— 1,487 Impairment of real estate assets (496)—(1,949)—-Gain on sale of investment(1) 2,951———Income (loss) from continuing operations before income taxes 3,132 (13,226) (2,212) 1,224 (770) Benefit (provision) from income taxes 4,304 (101) (61) (23) 195 Income (loss) from continuing operations 7,436 (13,327) (2,273) 1,201 (575) DISCONTINUED OPERATIONS Loss from operations (1) (53) (1,201) (3,100) (3,137) Gain on sale of real estate property—161—— (Loss) income from discontinued operations (1) 108 (1,201) (3,100) (3,137) NET INCOME (LOSS) 7,435 (13,219) (3,474) (1,899) (3,712) Less: Net (income) loss attributable to noncontrolling interests (232) 789 318 219 265 NET INCOME (LOSS) ATTRIBUTABLE TO FIRST POTOMAC REALTY TRUST 7,203 (12,430) (3,156) (1,680) (3,447) Less: Dividends on preferred shares (3,100) (3,100) (2,664) (2,228) (2,228) NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 4,103 $ (15,530) $ (5,820) $ (3,908) $ (5,675) Supplemental Financial Results Items: The following items were included in the determination of net income (loss): Three Months Ended September 30, 2012 June 30, 2012 March 31, 2012 December 31, 2011 September 30, 2011 Termination fees $ 63 $ 1,141 $ 179 $ 349 $ 280 Capitalized interest 603 727 752 601 425 Change in tax regulations(2) 4,327—— -Snow and ice removal costs (excluding reimbursements)(3)—- (313) (2) 17 Reserves for bad debt expense (335) (178) (60) (283) (161) Internal investigation costs (743) (2,533)——Personnel separation costs (397)———Discontinued Operations(4) Revenues $ 130 $ 186 $ 370 $ 345 $ 486 Operating expenses (52) (110) (340) (302) (277) Depreciation and amortization expense—(51) (80) (158) (154) Interest expense, net of interest income (79) (78) (79) (80) (81) Impairment of real estate assets—- (1,072) (2,905) (3,111) Gain on sale of real estate property—161——$ (1) $ 108 $ (1,201) $ (3,100) $ (3,137) (1)During the third quarter of 2012, the Company recorded a $3.0 million gain on the sale of its 95% interest in 1200 17th Street, NW, an office building in Washington, D.C. (2)Reflects the one-time non-cash impact of new tax regulations enacted by the District of Columbia that became effective in September 2012. Included in Benefit (provision) from income taxes in the above Quarterly Financial Results. (3)The Company recovered approximately 65% of these costs. (4)Represents the operating results of two buildings at Owings Mills Business Park, which are expected to be sold in the fourth quarter of 2012, Goldenrod Lane and Woodlands Business Center, which were both sold in the second quarter of 2012, and Airpark Place Business Center, which was sold in the first quarter of 2012. Quarterly Supplemental Disclosure – September 30, 2012 4

Quarterly Financial Measures

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands, except per share data)

	Three Months Ended				
FUNDS FROM OPERATIONS ("FFO")	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Net income (loss) attributable to common shareholders	$ 4,103	$ (15,530)	$ (5,820)	$ (3,908)	$ (5,675)
Depreciation and amortization:					
Real estate assets	16,633	16,169	16,042	15,086	15,934
Discontinued operations	-	51	79	158	154
Unconsolidated joint ventures	1,487	1,484	1,484	834	520
Consolidated joint ventures	(46)	(44)	(38)	(36)	(21)
Net income (loss) attributable to noncontrolling interests in the Operating Partnership	209	(817)	(335)	(228)	(272)
Impairment of real estate assets	496	-	3,021	2,905	3,111
Gain on sale	(2,951)	(161)	-	-	-
FFO available to common shareholders	19,931	1,152	14,433	14,811	13,751
Dividends on preferred shares	3,100	3,100	2,664	2,228	2,228
FFO	$ 23,031	$ 4,252	$ 17,097	$ 17,039	$ 15,979
FFO available to common shareholders	19,931	1,152	14,433	14,811	13,751
Acquisition costs	8	23	17	567	1,737
Redevelopment costs[1]	-	-	-	200	-
Loss on debt extinguishment[2]	-	13,221	105	-	-
Internal investigation costs[3]	743	2,533	-	-	-
Personnel separation costs	397	-	-	-	-
Change in tax regulations[4]	(4,327)	-	-	-	-
Deferred abatement and straight-line amortization[5]	(1,567)	-	-	-	-
Change in contingent consideration related to acquisition of property	112	-	-	-	(1,487)
Core FFO	$ 15,297	$ 16,929	$ 14,555	$ 15,578	$ 14,001
ADJUSTED FUNDS FROM OPERATIONS ("AFFO")					
Core FFO	$ 15,297	$ 16,929	$ 14,555	$ 15,578	$ 14,001
Non-cash share-based compensation expense	856	749	696	573	625
Straight-line rent, net[6]	(361)	(39)	(250)	(105)	29
Deferred market rent, net	228	10	(20)	(95)	(4)
Non-real estate depreciation and amortization[7]	251	155	245	172	166
Debt fair value amortization	(35)	(176)	(215)	(248)	(231)
Provision (benefit) for income taxes	23	101	61	23	(195)
Amortization of finance costs	683	721	717	703	905
Amortization of discounts	-	-	-	93	140
Tenant improvements[8]	(3,108)	(4,485)	(5,133)	(2,228)	(3,337)
Leasing commissions[8]	(830)	(2,208)	(944)	(1,243)	(2,429)
Capital expenditures[8]	(1,634)	(1,105)	(975)	(1,784)	(1,023)
AFFO	$ 11,370	$ 10,652	$ 8,737	$ 11,439	$ 8,647
Total weighted average shares and OP units:					
Basic	52,869	52,834	52,701	52,384	51,714
Diluted	52,947	52,889	52,805	52,510	51,830
FFO per share:					
FFO available to common shareholders per share and unit - basic and diluted	$ 0.38	$ 0.02	$ 0.27	$ 0.28	$ 0.27
Core FFO per share and unit - diluted	$ 0.29	$ 0.32	$ 0.28	$ 0.30	$ 0.27
AFFO per share:					
AFFO per share and unit - basic and diluted	$ 0.21	$ 0.20	$ 0.17	$ 0.22	$ 0.17

[1]During the fourth quarter of 2011, the Company expensed redevelopment costs associated with its Plaza 500 property related to a project that is being deferred.

[2]For the three months ended June 30, 2012, represents a $10.2 million make-whole payment associated with the extinguishment of the Company's Series A and Series B Senior Notes, expensing of unamortized deferred financing costs and legal and banks fees associated with amending certain loan agreements. During the first quarter of 2012, the Company incurred legal fees as a result of the expansion of the Company's $300.0 million unsecured term loan.

[3]Represents legal and accounting costs associated with the Company's internal investigation.

[4]Reflects the one-time non-cash impact of new tax regulations enacted by the District of Columbia that became effective in September 2012.

[5] Represents the accelerated amortization of the straight line balance and the deferred abatement for a tenant at I-66 Commerce Center that is terminating their lease prior to completion. The tenant is expected to vacate the property at the end of March 2013.

[6]Includes the Company's amortization of the following: straight-line rents and associated uncollectable amounts, rent abatements and lease incentives.

[7]Most non-real estate depreciation is classified in general and administrative expense.

[8]Does not include first generation costs, which the Company defines as tenant improvement, leasing commissions and capital expenditure costs that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use.

First-generation costs					
Tenant improvements[9]	$ 3,289	$ 6,298	$ 8,915	$ 1,347	$ 1,935
Leasing commissions	1,021	311	861	2,018	3,702
Capital expenditures	1,633	1,816	1,098	2,161	2,294
Total first-generation costs	5,943	8,425	10,874	5,526	7,931
Development	1	1	10	27	44
Redevelopment	2,652	761	951	3,490	2,416
	$ 8,596	$ 9,187	$ 11,835	$ 9,043	$ 10,391

[9]Includes $1.6 million, $3.7 million and $6.1 million for the three months ended September 30, 2012, June 30, 2012 and March 31, 2012, respectively, related to leasing activity at Redland Corporate Park and Three Flint Hill.

Quarterly Supplemental Disclosure – September 30, 2012 5

Net Operating Income (NOI) Same-Property Analysis

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)

Same-Property NOI[1]	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
Total base rent	$ 36,230	$ 34,777	$ 94,748	$ 91,978
Tenant reimbursements and other	8,316	8,373	18,992	19,520
Property operating expenses	(10,895)	(10,624)	(26,049)	(26,259)
Real estate taxes and insurance	(4,300)	(4,094)	(10,915)	(10,540)
Same-Property NOI - accrual basis	29,351	28,432	76,776	74,699
Straight-line revenue, net	(331)	(16)	(301)	269
Deferred market rental revenue, net	(110)	32	(533)	(695)
Same-Property NOI - cash basis	$ 28,910	$ 28,448	$ 75,942	$ 74,273
Change in same-property NOI - accrual basis	3.2%		2.8%	
Change in same-property NOI - cash basis	1.6%		2.2%	
Change in Same-Property NOI - accrual basis				
Rental revenue increase	$ 1,453		$ 2,770	
Tenant reimbursement and other decrease	(57)		(528)	
Expense increase	(477)		(165)	
	$ 919		$ 2,077	
Same-property percentage of total consolidated portfolio (SF)	95.9%		90.7%	

Reconciliation of Consolidated NOI to Same-Property NOI	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
Total revenues	$ 48,621	$ 44,628	$ 143,120	$ 126,325
Property operating expenses	(11,811)	(10,995)	(33,404)	(30,721)
Real estate taxes and insurance	(4,672)	(4,191)	(14,341)	(12,105)
NOI	32,138	29,442	95,375	83,499
Less: Non-same property NOI[2]	(2,787)	(1,010)	(18,599)	(8,800)
Same-Property NOI - accrual basis	29,351	28,432	76,776	74,699

Change in Same-Property NOI by Region (accrual basis)	Three Months Ended September 30, 2012	Percentage of Base Rent	Nine Months Ended September 30, 2012	Percentage of Base Rent
Washington, D.C.	1.6%	10%	1.4%	7%
Maryland	10.4%	32%	11.7%	34%
Northern Virginia	(1.1)%	30%	2.2%	29%
Southern Virginia	1.3%	27%	(5.1)%	30%

Change in Same-Property NOI by Property Type (accrual basis)	Three Months Ended September 30, 2012	Percentage of Base Rent	Nine Months Ended September 30, 2012	Percentage of Base Rent
Business Park	2.9%	37%	0.9%	42%
Industrial	(5.5)%	20%	(6.1)%	23%
Office	9.1%	42%	14.5%	36%

[1] Same-property comparisons are based upon those consolidated properties owned for the entirety of the periods presented. Same-property results exclude the operating results of the following non same-properties: Three Flint Hill, 440 First Street, NW, Greenbrier Towers I & II, 1005 First Street, NE, Hillside Center, Davis Drive and two buildings at Owings Mills Business Park. The nine months ended September 30, 2012 and 2011 also exclude the operating results of One Fair Oaks, Cedar Hill I & III, Merrill Lynch and 840 First Street, NE.

[2] Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes.

Quarterly Supplemental Disclosure – September 30, 2012 6

Consolidated Balance Sheets (unaudited, amounts in thousands, except per share data) September 30, 2012 December 31, 2011 Assets Rental property $ 1,660,704 $ 1,628,660 Less: Accumulated depreciation (219,891) (188,999) Rental property, net 1,440,813 1,439,661 Assets held for sale 3,579 5,297 Cash and cash equivalents 12,040 16,749 Escrows and reserves 14,657 18,455 Investment in affiliates 51,113 72,518 Other assets 192,035 187,072 Total assets $ 1,714,237 $ 1,739,752 Mortgage loans $ 437,014 $ 432,023 Unsecured notes—75,000 Bank debt 479,000 438,000 Liabilities held for sale 5,345 -Accounts payable and accrued interest 64,788 56,289 Other liabilities 19,710 21,968 Total liabilities 1,005,857 1,023,280 Noncontrolling interests in the Operating Partnership 35,383 39,981 Equity Preferred Shares, $0.001 par value, 50,000 shares authorized; Series A Preferred Shares, $25 liquidation preference, 6,400 and 4,600 shares issued and outstanding, respectively 160,000 115,000 Common shares, $0.001 par value, 150,000 common shares authorized; 50,994 and 50,321 shares issued and outstanding, respectively 51 50 Additional paid-in capital 803,190 798,171 Noncontrolling interests in consolidated partnerships 4,321 4,245 Accumulated other comprehensive loss (11,937) (5,849) Dividends in excess of accumulated earnings (282,628) (235,126) Total equity 672,997 676,491 Total liabilities, noncontrolling interests and equity $ 1,714,237 $ 1,739,752 Quarterly Supplemental Disclosure – September 30, 2012 7

Total Capitalization and Selected Ratios

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)

TOTAL CAPITALIZATION

		Percent of Total Capitalization
Common Shares and Units		
Total common shares outstanding	50,994	
Operating Partnership ("OP") units held by third parties	2,598	
Total common shares and OP units outstanding	53,592	
Market price at September 30, 2012	$ 12.88	
Market Value of Common Equity	$ 690,265	39.0%
Preferred Shares		
Series A Preferred Shares, $25 par value	$ 160,000	9.0%
Debt		
Fixed-rate debt	$ 442,267	25.0%
Hedged variable-rate debt[1]	350,000	19.8%
Unhedged variable-rate debt	129,000	8.9%
Total debt	$ 921,267	52.0%
Total Capitalization	**$ 1,771,532**	**100.0%**

SELECTED RATIOS

	Three Months Ended				
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
COVERAGE RATIOS					
Interest Coverage Ratio					
EBITDA, excluding acquisition costs[2]	$ 27,985	$ 27,127	$ 26,955	$ 28,177	$ 26,540
Interest expense	10,555	10,940	11,159	11,300	11,126
	2.65x	**2.48x**	**2.42x**	**2.49x**	**2.39x**
Fixed Charge Coverage Ratio					
EBITDA, excluding acquisition costs[2]	$ 27,985	$ 27,127	$ 26,955	$ 28,177	$ 26,540
Fixed charges[3]	15,641	15,954	15,772	15,500	15,251
	1.79x	**1.70x**	**1.71x**	**1.82x**	**1.74x**
OVERHEAD RATIO					
G&A to Real Estate Revenues[4]					
General and administrative expense	$ 4,505	$ 4,712	$ 4,897	$ 3,481	$ 4,354
Total revenues	48,621	47,888	46,611	44,865	44,628
	9.3%	**9.8%**	**10.5%**	**7.8%**	**9.8%**
LEVERAGE RATIO					
Debt/Undepreciated Book Value					
Total debt	$ 921,267	$ 919,853	$ 910,241	$ 945,023	$ 872,446
Undepreciated book value	1,660,704	1,642,920	1,636,433	1,628,660	1,607,737
	55.5%	**56.0%**	**55.6%**	**58.0%**	**54.3%**

[1] At September 30, 2012, the Company had fixed LIBOR, at a weighted average rate of 1.5%, on $350.0 million of its variable rate debt through twelve interest rate swap agreements.
[2] Acquisition costs are omitted due to their variability, which impacts the comparability of period-over-period results.
[3] Fixed charges include interest expense, debt principal amortization and quarterly accumulated dividends on the Company's preferred shares.
[4] For the three months ended September 30, 2012 and June 30, 2012, general and administrative expenses exclude $0.7 million and $2.5 million, respectively, of legal and accounting costs associated with the Company's internal investigation. For the three months ended September 30, 2012, general and administrative expenses also exclude $0.4 million of personnel separation costs.

Quarterly Supplemental Disclosure – September 30, 2012 8

Outstanding Debt

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)

Fixed Rate Debt	Effective Interest Rate		Balance at September 30, 2012		Annualized Debt Service	Maturity Date		Balance at Maturity
Encumbered Properties								
Crossways Commerce Center[1]	6.70%	$	23,361	$	2,087	10/1/2012	$	23,313
Newington Business Park Center[1]	6.70%		14,736		1,316	10/1/2012		14,706
Prosperity Business Center[2]	5.75%		3,277		305	1/1/2013		3,242
Cedar Hill [2]	6.58%		15,516		1,336	2/11/2013		15,364
Merrill Lynch Building[2]	7.29%		13,364		1,155	2/13/2013		13,273
1434 Crossways Boulevard Building I[2]	5.38%		7,724		665	3/5/2013		7,597
Linden Business Center[2]	5.58%		6,791		512	10/1/2013		6,596
840 First Street, NE[2]	6.05%		54,973		4,272	10/1/2013		53,877
Owings Mills Business Center[2][3]	5.75%		5,253		425	3/1/2014		5,066
Annapolis Business Center[2]	6.25%		8,259		665	6/1/2014		8,010
Cloverleaf Center	6.75%		16,682		1,464	10/8/2014		15,953
Plaza 500 Van Buren Office Park Rumsey Center Snowden Center Greenbrier Technology Center II Norfolk Business Center Northridge 15395 John Marshall Highway	5.19%		96,527		6,582	8/1/2015		91,588
Hanover Business Center								
Hanover Building D[2]	6.63%		424		161	8/1/2015		13
Hanover Building C[2]	6.63%		824		186	12/1/2017		13
Chesterfield Business Center								
Chesterfield Buildings C, D, G and H[2]	6.63%		1,122		414	8/1/2015		34
Chesterfield Buildings A, B, E and F[2]	6.63%		2,105		291	6/1/2021		26
Mercedes Center - Note 1[2]	6.04%		4,686		424	1/1/2016		3,965
Mercedes Center - Note 2[2]	6.30%		9,554		819	1/1/2016		8,639
Gateway Centre Manassas Building I[2]	5.88%		880		219	11/1/2016		-
Hillside Center[2]	4.62%		13,838		945	12/6/2016		12,160
Redland Corporate Center	4.64%		68,400		4,014	11/1/2017		62,064
500 First Street, NW	5.79%		37,869		2,722	7/1/2020		32,000
Battlefield Corporate Center	4.40%		4,040		320	11/1/2020		2,618
Airpark Business Center[2]	6.63%		1,148		173	6/1/2021		14
1211 Connecticut Avenue, NW	4.47%		30,914		1,823	7/1/2022		24,668
Total Fixed Rate Debt	5.58%[4]	$	442,267	$	33,295		$	404,799

Quarterly Supplemental Disclosure – September 30, 2012 9

Outstanding Debt - Continued

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)

	Effective Interest Rate	Balance at September 30, 2012	Annualized Debt Service	Maturity Date	Balance at Maturity
Total Fixed Rate Debt	5.58%[4]	$ 442,267	$ 33,295		$ 404,799
Variable Rate Debt[5]					
Secured Term Loan[6]					
Loan C	LIBOR + 4.50%	10,000	471	1/15/2013	10,000
Loan D	LIBOR + 4.50%	10,000	471	1/15/2014	10,000
Unsecured Revolving Credit Facility[7][8][9]	LIBOR + 2.50%	159,000	4,309	1/15/2015	159,000
Unsecured Term Loan[9]					
Tranche A	LIBOR + 2.15%	60,000	1,416	7/18/2016	60,000
Tranche B	LIBOR + 2.25%	147,500	3,629	7/18/2017	147,500
Tranche C	LIBOR + 2.30%	92,500	2,322	7/18/2018	92,500
	2.46%[4]	300,000	7,367		300,000
Total Variable Rate Debt	2.63%[4]	$ 479,000	$ 12,618		$ 479,000
Total at September 30, 2012	**4.54%[4][10]**	**$ 921,267**	**$ 45,913** [11]		**$ 883,799**

[1] The loan was repaid on October 1, 2012 with borrowings under the Company's unsecured revolving credit facility.

[2] The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at September 30, 2012 and the contractual interest rates are:

Property	**Fair Value Impact**	**Contractual Interest Rate**
Prosperity Business Center	$ 3	6.25%
1434 Crossways Boulevard Building I	49	6.25%
Linden Business Center	31	6.01%
Owings Mills Business Center	7	5.85%
Annapolis Business Center	(67)	5.74%
Hanover Business Center Building D	13	8.88%
Hanover Business Center Building C	25	7.88%
Chesterfield Business Center Bldgs C, D, G and H	29	8.50%
Chesterfield Business Center Bldgs A, B, E and F	66	7.45%
Gateway Centre Manassas Building I	24	7.35%
Airpark Business Center	36	7.45%
Mercedes Center - Note 1	(172)	4.67%
Mercedes Center - Note 2	180	6.57%
Cedar Hill	21	6.00%
Merrill Lynch Building	(22)	6.00%
Hillside Center	806	5.75%
840 First Street, NE	(308)	5.18%
Total fair value increases, net	$ 721	

[3] On October 16, 2012, the Company used available cash to defease the mortgage loan encumbering Owings Mills Business Park for $5.7 million. The loan is presented within liabilities held for sale on the Company's consolidated balance sheets.

[4] Represents the weighted average interest rate.

[5] All of the Company's variable rate debt is based on one-month LIBOR. For the purposes of calculating the annualized debt service and the effective interest rate, the Company used the one-month LIBOR rate at September 30, 2012, which was 0.21%.

[6] Interest on the loan increases by 100 basis points each year on January 1st, to a maximum of 550 basis points.

[7] The unsecured revolving credit facility matures in January 2014 with a one-year extension at the Company's option, which it intends to exercise.

[8] As of September 30, 2012, the borrowing base for the Company's unsecured bank debt included the following properties: 13129 Airpark Road, Virginia Center Technology Park, Glenn Dale Business Center, Campus at Metro Park North, Crossways II, Reston Business Campus, Cavalier Industrial Park, Gateway Centre Manassas (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River's Bend Center, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Gateway 270, Gateway II, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River's Bend Center II, Park Central, Hanover AB, Herndon Corporate Center, 6900 English Muffin Way, 4451 Georgia Pacific, Patrick Center, West Park, Woman's Mill Court, Girard Business Center, Girard Place, Owings Mills Commerce Center, 4200 Tech Court, Triangle Business Center, Corporate Campus at Ashburn Center, Enterprise Center, Interstate Plaza, 4212 Tech Court, Atlantic Corporate Park, Indian Creek, Greenbrier Towers, 403 & 405 Glenn Drive, 4612 Navistar Drive, Norfolk Commerce Park, Windsor at Battlefield, Davis Drive, Three Flint Hill, 440 First Street, One Fair Oaks and 1434 Crossways Boulevard Building II.

[9] The interest rate spread will increase by 25 basis points on December 1, 2012.

[10] At September 30, 2012, the Company had fixed LIBOR on $350.0 million of it variable rate debt through twelve interest rate swap agreements. The effective interest rate reflects the impact of the Company's interest rate swap agreements.

[11] During the third quarter of 2012, the Company paid approximately $2.0 million in principal payments on its consolidated mortgage debt, which excludes $8.9 million related to a mortgage loan that was paid in full in August 2012.

Quarterly Supplemental Disclosure – September 30, 2012 10

Debt Maturity Schedule

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)



$300 M
$250 M
$200 M
$150 M
$100 M
$50 M
$ M
2012(1)
2013
2014(2)
2015
2016
2017
2018
2019
2020
2021
2022
Fixed Rate Debt
Variable Rate Debt(3)
Hedged Variable Rate Debt

NOI of Pledged Properties and Supported Indebtedness

Year of Maturity	Type	Annualized NOI	Total Maturing Indebtedness	Total Supported Indebtedness	Debt Yield
2012[(1)]	Secured Property Debt	$ 6,959	$ 38,019	$ 38,019	18.3%
2013	Secured Property Debt	11,992	99,949	99,949	12.0%
2013 - 2014	Secured Term Loan I	15,754	20,000[(4)]	106,008	14.9%
2014[(2)]	Secured Property Debt	4,617	29,029	29,029	15.9%
2015	Unsecured Revolving Credit Facility	60,537	159,000	459,000	13.2%
2015	Secured Property Debt	21,286	91,635	91,635	23.2%
2016	Unsecured Term Loan	60,537	60,000	459,000	13.2%
2016	Secured Property Debt	2,137	24,764	24,764	8.6%
2017	Secured Property Debt	6,308	62,077	62,077	10.2%
2017	Unsecured Term Loan	60,537	147,500	459,000	13.2%
2018	Unsecured Term Loan	60,537	92,500	459,000	13.2%
2020	Secured Property Debt	5,931	34,618	34,618	17.1%
2022	Secured Property Debt	3,446	24,668	24,668	14.0%

(1) On October 1, 2012, the Company repaid the loans for Crossways and Newington with borrowings under the Company's unsecured revolving credit facility.
(2) On October 16, 2012, the Company used available cash to defease the $5.3 million mortgage loan encumbering Owings Mills Business Park.
(3) At September 30, 2012, the Company had fixed LIBOR, at a weighted average rate of 1.5%, on $350.0 million of its variable rate debt through twelve interest rate swap agreements.
(4) Secured Term Loan I is mezzanine debt. Total supported indebtedness includes underlying first mortgage financing that matures from 2012 through 2022.

Quarterly Supplemental Disclosure – September 30, 2012 11

Debt Covenants (unaudited, amounts in thousands) Credit Facility / Unsecured & Secured Term Loans Quarter Ending September 30, 2012 Covenant Unencumbered Pool Leverage(1) 61.4% 65% Unencumbered Pool Interest Coverage Ratio(1) 2.99x 1.75x Consolidated Total Leverage Ratio 56.1% 65% Net Worth $ 772,112 $ 650,000 Fixed Charge Coverage Ratio 1.75x 1.50x Consolidated Debt Yield 12.4% 10% Maximum Dividend Payout Ratio 70.8% 95% Restricted Investments : Joint Ventures 5.7% 10% Real Estate Assets Under Development 4.6% 15% Undeveloped Land 1.9% 5% Structured Finance Investments 3.1% 5% Total Restricted Investments 15.3% 25% Restricted Indebtedness : Unhedged Variable Rate Debt 7.7% 25% Maximum Secured Debt 29.5% 40% Maximum Secured Recourse Debt 2.0% 15% (1)Covenant does not apply to Secured Term Loan covenants. Quarterly Supplemental Disclosure – September 30, 2012 12

Portfolio Summary

(unaudited)

Portfolio In Service[(1)]	Square Feet
Washington, DC	531,714
Maryland	3,816,878
Northern Virginia	3,618,739
Southern Virginia	5,483,603
Total Portfolio In Service	**13,450,934**
Assets in Development /Redevelopment	
Development	165,600
Redevelopment	135,000
Completed Development / Redevelopment Not Yet Placed in Service	36,797
Total Assets in Development / Redevelopment	**337,397**
Total Consolidated Portfolio	**13,788,331**
Unconsolidated Joint Ventures	
Maryland	
RiversPark I and II	307,747
Aviation Business Park	120,662
Northern Virginia	
Metro Place III & IV	325,328
Washington, DC	
1750 H Street, NW	111,373
Total Unconsolidated Joint Ventures	**865,110**
Total Portfolio	**14,653,441**

[(1)] Includes entire square footage of properties owned by consolidated joint ventures.

Quarterly Supplemental Disclosure – September 30, 2012 13

Acquisitions and Dispositions

FIRST POTOMAC REALTY TRUST

(unaudited, amounts in thousands)

Acquisitions	Initial Investment[1]	Square Feet[2]	Number of Properties
Pre-IPO Acquisitions	$ 150,516	2,259,134	12
2003 Acquisitions	67,625	591,331	4
2004 Acquisitions	272,300	2,565,500	24
2005 Acquisitions	217,680	2,987,103	13
2006 Acquisitions	218,900	2,244,177	14
2007 Acquisitions	83,800	944,786	6
2008 Acquisitions	15,016	150,120	2
2009 Acquisitions	39,500	368,438	2
2010 Acquisitions	330,733	1,620,744	11
2011 Acquisitions	352,490	1,286,518	9
Total Acquisitions	$ 1,748,560	15,017,851	97

Completed Development	Total Investment	Square Feet	Number of Buildings
2007 Projects	$ 16,588	251,232	3
2008 Projects	8,417	62,021	2
2011 Projects	7,461	56,915	1
Total Completed Developments	$ 32,466	370,168	6

Dispositions	Total Investment[3]	Contractual Sale Price[4]	Square Feet[5]
2004 Dispositions	$ 6,263	$ 8,550	86,818
2006 Dispositions	7,943	15,350	172,200
2008 Dispositions	41,461	52,525	278,130
2010 Dispositions	12,876	12,000	207,140
2011 Dispositions	32,466	27,765	377,177
2012 Dispositions	42,827	37,897	144,262
Total Dispositions	$ 143,836	$ 154,087	1,265,727

(1) For properties acquired through joint ventures, initial investment reflects only the Company's investment in the properties.
(2) For properties acquired through joint ventures, square footages reflect the property's entire net rentable square footage.
(3) For dispositions of joint venture interests, total investment reflects only the Company's investment in the properties.
(4) For dispositions of joint venture interests, contractual sales price only reflects the sales price for the Company's interest in the properties.
(5) For dispositions of joint venture interests, square footages reflect the property's entire net rentable square footage.

Quarterly Supplemental Disclosure – September 30, 2012 14

Development and Redevelopment

FIRST POTOMAC REALTY TRUST

(unaudited, $ amounts in thousands)

DEVELOPMENT / REDEVELOPMENT - CONSOLIDATED PROPERTIES

	Region	Development / Redevelopment Square Feet	Original Cost Basis	Projected Incremental Investment	Incremental Investment to Date	Substantial Completion Date	Estimated Stabilization Date	Expected Return[2]
Development								
1328 Cavalier Boulevard	Southern VA	117,600	$ 3,200	$ 6,830	$ 268	TBD	TBD	TBD
Greenbrier Business Park	Southern VA	48,000	118	5,350	391	TBD	TBD	TBD
		165,600	3,318	12,180	659			
Redevelopment[1]								
440 First Street, NW	Washington, DC	135,000	23,597	24,930	8,683	Q2-2013	Q3-2014	8%
Herndon Parkway at Van Buren Office Park	Northern VA	25,968	2,685	235	229	Q4-2011	Q3-2013	NM[2]
405 Glenn Drive at Sterling Park Business Center	Northern VA	10,829	889	143	143	Q4-2011	Q4-2012	NM[2]
		171,797	27,171	25,308	9,055			
Total Development / Redevelopment - Consolidated Portfolio		**337,397**	**$ 30,489**	**$ 37,488**	**$ 9,714**			

PLACED IN SERVICE DURING QUARTER - CONSOLIDATED PROPERTIES

	Region	Square Feet Placed in Service	Leased Square Feet	Original Cost Basis	Total Incremental Investment	Expected Return[2]
Redevelopment[1]						
Three Flint Hill	Northern VA	126,216	69,547	$ 9,501	$ 10,243	9%
22446 Davis Drive at Sterling Park Business	Northern VA	28,214	6,487	3,108	1,268	NM[2]

ADDITIONAL DEVELOPABLE LAND		Developable Square Feet
500 First Street, NW	Washington, DC	30,000
1005 First Street, NE	Washington, DC	682,800
Glenn Dale Business Center	Maryland	100,000
4612 Navistar Drive	Maryland	50,000
Redland Corporate Center	Maryland	100,000
Sterling Park Business Center	Northern VA	335,545
Plaza 500	Northern VA	200,000
Linden Business Center	Northern VA	32,400
River's Bend Center II	Southern VA	600,000
Chesterfield	Southern VA	35,700
Norfolk Commerce Park II	Southern VA	17,500
Enterprise Parkway	Southern VA	97,700
1434 Crossways Boulevard	Southern VA	90,000
		2,371,645

(1) Redevelopment of existing structures

(2) Returns on redevelopment properties that were purchased without the intent to redevelop include the cost basis of the original land and building and are therefore not meaningful (NM) as redevelopment returns.

Quarterly Supplemental Disclosure – September 30, 2012 15

Net Asset Value Analysis (unaudited, amounts in thousands) Three Months Ended Income Statement Items(1) September 30, 2012 Total Portfolio In-Place Cash NOI Total GAAP Revenue $ 48,752 Straight-line and Deferred Market Rents (1,700) Management Fee Adjustment(2) (100) Property Operating Costs (16,457) Total Portfolio In-Place Cash NOI $ 30,495 Cash NOI Realized from: Lease-up Properties(3) 972 Total $ 972 Total Portfolio Cash NOI @ 90% Occupancy Total GAAP Revenue $ 55,522 Straight-line and Deferred Market Rents (1,744) Property Operating Costs (16,716) Total Portfolio Cash NOI @ 90% Occupancy $ 37,062 Balance Sheet Items Development & Redevelopment Assets Original Cost Basis of Land held for Future Development $ 33,518 Original Cost Basis of Land under Development 3,318 Original Cost Basis of Redevelopment Assets 27,171 Construction In Progress 9,714 Total Development & Redevelopment Assets $ 73,721 Other Assets Investments in Affiliates $ 51,113 Notes Receivable, net 54,713 Lease-up Properties(3)(4) 62,550 Total Other Assets $ 168,376 Net Liabilities at 9/30/12 Mortgage and Senior Debt, cash principal balances $ (920,546) Accrued interest (2,352) Rents received in advance (9,761) Tenant security deposits (5,944) Accounts payable and other liabilities (62,436) Cash and cash equivalents, escrows and reserves 26,697 Accounts and other receivables, net of allowance 14,034 Prepaid expenses and other assets 9,166 Total Net Liabilities $ (951,142) Preferred Shares Outstanding at 9/30/12 6,400 Value of Preferred Shares Outstanding at 9/30/12 $ 160,000 Weighted Average Diluted Shares and OP Units Outstanding at 9/30/12 52,947 (1)Includes figures from discontinued operations. (2)Management fee adjustment, which equates to 4% of cash basis revenue, is used in lieu of an administrative overhead allocation for comparative purposes. (3)The Company classifies properties that are acquired with less than 50% occupancy as lease-up properties. Redland Corporate Center-Bldg II was 99% vacant and Atlantic Corporate Park was 100% vacant at acquisition in November 2010. These properties are also included in the total portfolio in-place cash NOI. (4)Based on the Company’s internal allocation, $44 million was allocated to Redland-Bldg III and $40 million was allocated to Redland-Bldg II. Quarterly Supplemental Disclosure – September 30, 2012 16

FIRST POTOMAC REALTY TRUST

Investment in Joint Ventures

(unaudited, $ amounts in thousands)

Unconsolidated Joint Ventures

	FPO Ownership	FPO Intial Investment	FPO Investment at September 30, 2012	Property Type	Location	Square Feet	Leased at September 30, 2012	Occupied at September 30, 2012
RiversPark I and II	25%	$ 3,857	$ 3,002	Office	Columbia, MD	307,747	89.1%	87.5%
Aviation Business Park	50%	4,190	4,748	Office	Glen Burnie, MD	120,662	37.8%	26.3%
1750 H Street, NW	50%	16,795	16,168	Office	Washington, DC	111,373	100.0%	100.0%
Metro Place III & IV	51%	28,124	27,194	Office	Fairfax, VA	325,328	100.0%	100.0%
Total		**$ 52,966**	**$ 51,112**			**865,110**	**87.4%**	**85.3%**

Outstanding Debt	Effective Interest Rate	Principal Balance at September 30, 2012	Annualized Debt Service	Maturity Date	Balance at Maturity
RiversPark I and II	2.75%	$ 28,000	$ 770	9/26/2013	$ 28,000
1750 H Street, NW	5.17%	29,998	2,634	6/11/2014	27,975
Metro Place III & IV	3.86%	52,186	3,628	1/11/2015	48,140
	3.93%	**$ 110,184**	**$ 7,032**		**$ 104,115**

RiversPark I and II	Three Months Ended[2]				
	September 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Total Revenues	$ 1,211	$ 1,193	$ 1,221	$ 1,191	$ 1,123
Total Operating Expenses	(235)	(249)	(237)	(302)	(324)
Net Operating Income	976	944	984	889	799
Depreciation	(472)	(472)	(477)	(467)	(471)
Interest Expense, net	(213)	(211)	(203)	(198)	(458)
Net Income (Loss)	$ 291	$ 261	$ 304	$ 224	$ (130)

1750 H Street, NW	Three Months Ended[2]				
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Total Revenues	$ 1,747	$ 1,766	$ 1,623	$ 1,838	$ 1,678
Total Operating Expenses	(693)	(643)	(619)	(675)	(594)
Net Operating Income	1,054	1,123	1,004	1,163	1,084
Depreciation	(718)	(717)	(717)	(717)	(717)
Interest Expense, net	(385)	(389)	(392)	(396)	(399)
Income Tax	-	(2)	(2)	8	3
Net Income (Loss)	$ (49)	$ 15	$ (107)	$ 58	$ (29)

Aviation Business Park	Three Months Ended[2]				
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Total Revenues	$ 173	$ 147	$ 133	$ 129	$ 96
Total Operating Expenses	(110)	(74)	(99)	(80)	(77)
Net Operating Income	63	73	34	49	19
Depreciation	(127)	(121)	(117)	(103)	(85)
Interest Income	-	-	-	1	-
Net Loss	$ (64)	$ (48)	$ (83)	$ (53)	$ (66)

Metro Place III & IV[3]	Three Months Ended[2]			
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total Revenues	$ 3,122	$ 3,135	$ 3,103	$ 1,372
Total Operating Expenses	(850)	(836)	(812)	(344)
Net Operating Income	2,272	2,299	2,291	1,028
Depreciation	(1,857)	(1,857)	(1,857)	(603)
Interest Expense, net	(488)	(483)	(485)	(264)
Net Income	$ (73)	$ (41)	$ (51)	$ 161

[1] The property was placed into development upon acquisition.
[2] Reflects the operating results of the property, not FPO's economic interest in the property.
[3] Metro Place III & IV was acquired on November 18, 2011.

Quarterly Supplemental Disclosure – September 30, 2012 17

Leasing and Occupancy Summary

FIRST POTOMAC REALTY TRUST

(unaudited)

PORTFOLIO BY PROPERTY TYPE[1]

	Square Feet	% of Total Portfolio	Number of Buildings
Business Park	5,650,464	42.0%	95
Office	3,343,351	24.9%	52
Industrial	4,457,119	33.1%	33
Total	13,450,934	100.0%	180

LEASED PORTFOLIO BY PROPERTY TYPE[1]

	Leased Square Feet[2]	% of Leased Square Feet	% Leased	Annualized Cash Basis Rent[3][4]	% of Annualized Cash Basis Rent
Business Park	4,658,953	40.8%	82.5%	$ 50,142,771	36.4%
Office	2,845,648	24.9%	85.1%	58,615,139	42.6%
Industrial	3,910,503	34.3%	87.7%	28,992,453	21.0%
Total / Average	11,415,104	100.0%	84.9%	$ 137,750,363	100.0%

OCCUPIED PORTFOLIO BY PROPERTY TYPE

	Occupied Square Feet	% of Occupied Square Feet	% Occupied	Annualized Cash Basis Rent[3]	% of Annualized Cash Basis Rent
Business Park	4,527,128	40.4%	80.1%	$ 48,904,289	36.1%
Office	2,788,792	24.9%	83.4%	57,567,995	42.6%
Industrial	3,881,353	34.7%	87.1%	28,816,361	21.3%
Total / Average	11,197,273	100.0%	83.2%	$ 135,288,645	100.0%

PORTFOLIO BY LEASE TYPE

	Number of Leases[5]	Leased Square Feet[2]	% of Leased Portfolio
Triple Net	451	7,904,852	69.3%
Industrial Gross	24	391,531	3.4%
Full Service	326	3,118,721	27.3%
Total	801	11,415,104	100.0%

[1] Does not include space in development or redevelopment.
[2] Does not include vacant and core factor space.
[3] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[4] Includes leased spaces that are not yet occupied.
[5] Does not include leases on property amenities, such as garages, antennae and land.

Quarterly Supplemental Disclosure – September 30, 2012 18

Top Twenty-Five Tenants

FIRST POTOMAC REALTY TRUST

(unaudited)

Ranking	Tenant	Number of Leases	Total Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Weighted Average Remaining Lease Years
1	U.S. Government	25	613,190	$ 12,489,136	9.1%	4.8
2	BlueCross BlueShield	1	247,146	7,011,353	5.1%	9.2
3	CACI International	1	214,214	5,150,404	3.6%	4.3
4	BAE Systems Technology Solutions & Services	4	190,361	3,653,178	2.7%	6.7
5	Engineering Solutions	1	236,082	3,470,406	2.4%	0.5
6	Greyhound Lines, Inc.	1	30,414	2,496,000	1.8%	0.8
7	Sentara Healthcare	7	280,487	2,456,296	1.8%	7.9
8	ICF Consulting Group Inc.	1	97,910	2,295,989	1.7%	11.8
9	Stock Building Supply, Inc.	2	171,996	2,106,951	1.5%	4.4
10	FKI Industries, Inc.	1	215,085	2,045,848	1.5%	4.0
11	Latisys-Ashburn, LLC	2	123,097	1,679,982	1.2%	8.7
12	Vocus, Inc.	1	93,000	1,593,614	1.2%	10.5
13	State of Maryland - AOC	13	96,898	1,512,656	1.1%	7.3
14	First Data Corporation	1	117,336	1,410,379	1.0%	1.2
15	Iron Mountain	2	188,911	1,347,456	1.0%	6.0
16	Montgomery County, Maryland	2	57,825	1,334,724	1.0%	9.2
17	First American Registry	1	55,851	1,260,557	0.9%	1.3
18	Affiliated Computer Services, Inc	1	107,422	1,213,869	0.9%	4.3
19	Vangent, Inc.	1	123,200	1,206,128	0.9%	1.3
20	Capital One Financial Corp	1	158,400	1,113,552	0.8%	5.8
21	Siemens Real Estate	1	76,292	1,083,346	0.8%	3.6
22	Lyttle Corp	1	54,530	1,049,452	0.8%	10.3
23	Harris Corporation	4	50,254	1,000,067	0.7%	2.3
24	Verizon	5	70,627	946,733	0.7%	2.9
25	International Resources Group	5	36,016	945,236	0.7%	1.6
	Subtotal Top 25 Tenants	85	3,706,544	61,873,312	44.9%	5.5
	All Remaining Tenants	716	7,708,560	75,877,051	55.1%	4.3
	Total / Weighted Average	**801**	**11,415,104**	**$ 137,750,363**	**100.0%**	**4.8**

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 19

Portfolio Analysis

FIRST POTOMAC REALTY TRUST

(unaudited)

PORTFOLIO BY MARKET

	Number of Buildings	Square Feet[1]	% Leased[1]	% Occupied[1]	Annualized Cash Basis Rent[2][3]	% of Annualized Cash Basis Rent
Washington, DC	**4**	**531,714**	**99.3%**	**99.3%**	**$ 17,716,940**	**12.9%**
Maryland	**64**	**3,816,878**	**85.3%**	**83.9%**	**41,294,753**	**30.0%**
Baltimore	11	588,472	65.0%	65.0%	3,335,289	2.4%
Suburban MD	53	3,228,406	89.0%	87.3%	37,959,464	27.6%
Northern VA	**55**	**3,618,739**	**81.0%**	**77.9%**	**41,224,992**	**29.9%**
Southern VA	**57**	**5,483,603**	**85.7%**	**84.8%**	**37,513,678**	**27.2%**
Richmond	27	1,761,793	88.6%	87.7%	11,314,101	8.2%
Norfolk	30	3,721,810	84.3%	83.4%	26,199,577	19.0%
Total	180	13,450,934	84.9%	83.2%	$ 137,750,363	100.0%

[1] Does not include space under redevelopment or completed construction yet to be placed into service.
[2] Includes leased spaces that are not yet occupied.
[3] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 20

Market Concentration

FIRST POTOMAC REALTY TRUST

(unaudited)

Market Concentration by Leased Square Footage

	Washington, DC	Maryland			Northern VA	Southern VA			
		Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	**Total**
Business Park	-	1.4%	9.1%	10.5%	6.9%	6.0%	17.4%	23.4%	**40.8%**
Office	4.6%	-	9.3%	9.3%	9.7%	-	1.4%	1.4%	**25.0%**
Industrial	-	1.9%	6.8%	8.7%	9.1%	7.7%	8.7%	16.4%	**34.2%**
Total	**4.6%**	3.3%	25.2%	**28.5%**	**25.7%**	13.7%	27.5%	**41.2%**	**100.0%**

Market Concentration by Annualized Cash Basis Rent[1]

	Washington, DC	Maryland			Northern VA	Southern VA			
		Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	**Total**
Business Park	-	1.5%	9.6%	11.1%	6.6%	4.3%	14.5%	18.8%	**36.5%**
Office	12.9%	-	13.9%	13.9%	14.2%	-	1.5%	1.5%	**42.5%**
Industrial	-	0.9%	4.1%	5.0%	9.1%	3.9%	3.0%	6.9%	**21.0%**
Total	**12.9%**	2.4%	27.6%	**30.0%**	**29.9%**	8.2%	19.0%	**27.2%**	**100.0%**

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 21

Leasing Analysis

FIRST POTOMAC REALTY TRUST

(unaudited)

Leasing Production - Total[1]	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
New and Renewal Leases		
Square footage of new and renewal leases	475,491	1,611,196
Number of new and renewal leases commencing	46	159
Expired/Early Renewal/Terminated leases		
Square footage of expired/early renewal leases	(441,750)	(1,447,483)
Square footage of terminated leases	(13,974)	(51,221)
Total - expired/early renewal/terminated leases	(455,724)	(1,498,704)
Signed in advance of existing tenant's lease expiration	(2,420)	(6,642)
Pre-Leasing	(18,301)	(95,995)
Recognition of previous advance leases and pre-leasing	55,795	195,647
Net Absorption	54,841	205,502

New Leases	Three Months Total	Three Months Comparable[2]	Three Months Not Comparable[3]	Nine Months Total	Nine Months Comparable[2]	Nine Months Not Comparable[3]
New square footage	143,302	43,193	100,109	630,022	273,964	356,058
Number of new leases commencing	22	7	15	75	31	44
Rental Change - Cash[4]						
New base rent		$ 11.40	$ 8.25		$ 9.07	$ 11.44
Previous base rent		$ 13.85	N/A		$ 10.07	N/A
Percentage change in base rent		-17.7%	N/A		-9.9%	N/A
Rental Change - GAAP[4]						
New base rent		$ 11.48	$ 8.45		$ 9.38	$ 11.82
Previous base rent		$ 11.08	N/A		$ 9.22	N/A
Percentage change in base rent		3.7%	N/A		1.7%	N/A
Average capital cost per square foot		$ 31.52	$ 25.44		$ 21.03	$ 39.01
Average capital cost per square foot for second generation space		$ 31.52	$ 18.01		$ 21.03	$ 20.39
Average capital cost per square foot for first generation space		N/A	$ 47.93		N/A	$ 50.94
Average downtime between leases (months)		11.4	30.4		10.0	22.7
Average lease term (months)		62.0	63.4		80.2	81.3

Renewal Leases	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Square footage of renewal leases	332,189	981,174
Number of renewal leases commencing	24	84
Retention rate	75%	68%
Washington DC	100%	80%
Suburban MD	66%	63%
Northern VA	55%	51%
Southern VA	83%	79%
Rental Change - Cash[4]		
New base rent	$ 7.15	$ 9.70
Expiring base rent	$ 7.66	$ 10.62
Percentage change in base rent	-6.7%	-8.7%
Rental Change - GAAP[4]		
New base rent	$ 7.52	$ 10.82
Expiring base rent	$ 7.20	$ 10.31
Percentage change in base rent	4.4%	4.9%
Average capital cost per square foot	$ 3.20	$ 6.06
Average lease term (months)	38.3	49.1

[1] Includes 102,936 square feet of leases and associated costs for leases signed in the third quarter for subsequent periods. Of the total, 64,008 square feet is expected to commence in Q4 2012, 31,287 square feet is expected to commence in Q1 2013 and 7,641 square feet is expected to commence in Q2 2013.

[2] Comparable leases include leases with a term greater than or equal to one year and downtime of less than or equal to two years.

[3] Non-comparable leases include leases with a term less than one year, a downtime of greater than two years or first generation space.

[4] Reflects triple-net equivalent base rent per square foot, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, and deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 22

Leasing Analysis – Business Park

FIRST POTOMAC REALTY TRUST

(unaudited)

Leasing Production - Business Park[1]	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
New and Renewal Leases - Business Park		
Square footage of new and renewal leases	281,440	741,682
Number of new and renewal leases commencing	25	84
Expired/Early Renewal/Terminated leases - Business Park		
Square footage of expired/early renewal leases	(277,001)	(644,765)
Square footage of terminated leases	-	(14,703)
Total - expired/early renewal/terminated leases	(277,001)	(659,468)
Signed in advance of existing tenant's lease expiration	-	(4,222)
Pre-Leasing	-	(17,316)
Recognition of previous advance leases and pre-leasing	6,487	80,088
Net Absorption	10,926	140,764

New Leases - Business Park	Total	Comparable[2]	Non Comparable[3]	Total	Comparable[2]	Non Comparable[3]
New square footage	72,220	38,889	33,331	306,131	151,605	154,526
Number of new leases commencing	12	5	7	40	18	22
Rental Change - Cash[4]						
New base rent		$ 11.37	$ 5.61		$ 10.13	$ 7.81
Previous base rent		$ 13.73	N/A		$ 11.73	N/A
Percentage change in base rent		-17.2%	N/A		-13.7%	N/A
Rental Change - GAAP[4]						
New base rent		$ 11.32	$ 5.71		$ 10.46	$ 8.29
Previous base rent		$ 10.83	N/A		$ 10.38	N/A
Percentage change in base rent		4.5%	N/A		0.8%	N/A
Average capital cost per square foot		$ 32.11	$ 4.90		$ 22.21	$ 19.16
Average capital cost per square foot for second generation space		$ 32.11	N/A		$ 22.21	$ 17.95
Average capital cost per square foot for first generation space		N/A	$ 0.54		N/A	$ 50.94
Average downtime between leases (months)		12.5	56.1		10.4	27.1
Average lease term (months)		63.5	43.4		70.5	75.2

Renewal Leases - Business Park	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Square footage of renewal leases	209,220	435,551
Number of renewal leases commencing	13	44
Retention rate	75%	68%
Washington DC	N/A	N/A
Suburban MD	73%	75%
Northern VA	94%	32%
Southern VA	72%	74%
Rental Change - Cash[4]		
New base rent	$ 7.97	$ 9.61
Expiring base rent	$ 8.53	$ 10.38
Percentage change in base rent	-6.5%	-7.4%
Rental Change - GAAP[4]		
New base rent	$ 8.52	$ 10.23
Expiring base rent	$ 7.90	$ 9.96
Percentage change in base rent	7.8%	2.7%
Average capital cost per square foot	$ 4.25	$ 6.25
Average lease term (months)	50.8	55.3

[1] Includes 37,964 square feet of leases and associated costs for leases signed in the third quarter of 2012 for subsequent periods. Of the total 24,978 square feet is expected to commence in Q4 2012 and 12,986 square feet is expected to commence in Q1 2013.

[2] Comparable leases include leases with a term greater than or equal to one year and downtime of less than or equal to two years.

[3] Non-comparable leases include leases with a term less than one year, a downtime of greater than two years or first generation space.

[4] Reflects triple-net equivalent base rent per square foot, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, and deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 23

Leasing Analysis – Office

FIRST POTOMAC REALTY TRUST

(unaudited)

Leasing Production - Office[1]	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
New and Renewal Leases - Office		
Square footage of new and renewal leases	56,334	404,597
Number of new and renewal leases commencing	16	51
Expired/Early Renewal/Terminated leases - Office		
Square footage of expired/early renewal leases	(26,275)	(305,684)
Square footage of terminated leases	(10,974)	(10,974)
Total - expired/early renewal terminated leases	(37,249)	(316,658)
Signed in advance of existing tenant's lease expiration	(2,420)	(2,420)
Pre-Leasing	(18,301)	(78,679)
Recognition of previous advance leases and pre-leasing	49,308	115,559
Net Absorption	47,672	122,399

New Leases - Office	Total	Comparable[2]	Not Comparable[3]	Total	Comparable[2]	Not Comparable[3]
New square footage	37,932	4,304	33,628	182,790	19,508	163,282
Number of new leases commencing	9	2	7	26	7	19
Rental Change - Cash[4]						
New base rent		$ 11.75	$ 14.11		$ 16.41	$ 16.26
Previous base rent		$ 14.95	N/A		$ 16.06	N/A
Percentage change in base rent		-21.4%	N/A		2.2%	N/A
Rental Change - GAAP[4]						
New base rent		$ 14.89	$ 14.39		$ 18.04	$ 16.59
Previous base rent		$ 13.29	N/A		$ 15.17	N/A
Percentage change in base rent		12.0%	N/A		18.9%	N/A
Average capital cost per square foot		$ 26.39	$ 70.09		$ 58.74	$ 66.64
Average capital cost per square foot for second generation space		$ 26.39	$ 39.16		$ 58.74	$ 44.04
Average capital cost per square foot for first generation space		N/A	$ 76.95		N/A	$ 73.38
Average downtime between leases (months)		1.9	10.1		7.1	17.0
Average lease term (months)		47.9	101.5		107.4	95.9

Renewal Leases - Office	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Square footage of renewal leases	18,402	221,807
Number of renewal leases commencing	7	25
Retention rate	70%	73%
Washington DC	100%	80%
Suburban MD	32%	77%
Northern VA	100%	65%
Southern VA	100%	86%
Rental Change - Cash[4]		
New base rent	$ 14.81	$ 15.44
Expiring base rent	$ 16.73	$ 17.62
Percentage change in base rent	-11.5%	-12.4%
Rental Change - GAAP[4]		
New base rent	$ 15.29	$ 19.11
Expiring base rent	$ 16.05	$ 16.73
Percentage change in base rent	-4.8%	14.2%
Average capital cost per square foot	$ 7.54	$ 13.71
Average lease term (months)	43.0	70.1

[1] Includes 31,822 square feet of leases and associated costs for leases signed in the third quarter of 2012 for subsequent periods. Of the total, 5,880 square feet is expected to commence in Q4 2012, 18,301 square feet is expected to commence in Q1 2013 and 7,641 square feet is expected to commence in Q2 2013.

[2] Comparable leases include leases with a term greater than or equal to one year and downtime of less than or equal to two years.

[3] Non-comparable leases include leases with a term less than one year, a downtime of greater than two years or first generation space.

[4] Reflects triple-net equivalent base rent per square foot, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, and deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 24

Leasing Analysis - Industrial

FIRST POTOMAC REALTY TRUST

(unaudited)

Leasing Production - Industrial[1]	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
New and Renewal Leases - Industrial		
Square footage of new and renewal leases	137,717	464,917
Number of new and renewal leases commencing	5	24
Expired/Early Renewal/Terminated leases - Industrial		
Square footage of expired/early renewal leases	(138,474)	(497,034)
Square footage of terminated leases	(3,000)	(25,544)
Total - expired/early renewal terminated leases	(141,474)	(522,578)
Signed in advance of existing tenant's lease expiration	-	-
Pre-Leasing	-	-
Recognition of previous advance leases and pre-leasing	-	-
Net Absorption	(3,757)	(57,661)

New Leases - Industrial	Total (Three Months)	Comparable[2] (Three Months)	Not Comparable[3] (Three Months)	Total (Nine Months)	Comparable[2] (Nine Months)	Not Comparable[3] (Nine Months)
New square footage	33,150	-	33,150	141,101	102,851	38,250
Number of new leases commencing	1	-	1	9	6	3
Rental Change - Cash[4]						
New base rent		N/A	$ 4.95		$ 6.12	$ 5.56
Previous base rent		N/A	N/A		$ 6.49	N/A
Percentage change in base rent		N/A	N/A		-5.7%	N/A
Rental Change - GAAP[4]						
New base rent		N/A	$ 5.19		$ 6.23	$ 5.76
Previous base rent		N/A	N/A		$ 6.38	N/A
Percentage change in base rent		N/A	N/A		-2.3%	N/A
Average capital cost per square foot		N/A	$ 0.80		$ 12.15	$ 1.23
Average capital cost per square foot for second generation space		N/A	$ 0.80		$ 12.15	$ 1.23
Average capital cost per square foot for first generation space		N/A	N/A		N/A	N/A
Average downtime between leases (months)		N/A	25.1		10.0	29.0
Average lease term (months)		N/A	45.0		89.4	44.0

Renewal Leases - Industrial	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Square footage of renewal leases	104,567	323,816
Number of renewal leases commencing	4	15
Retention rate	76%	65%
Washington DC	N/A	N/A
Suburban MD	N/A	0%
Northern VA	12%	54%
Southern VA	100%	83%
Rental Change - Cash[4]		
New base rent	$ 4.15	$ 5.83
Expiring base rent	$ 4.06	$ 5.95
Percentage change in base rent	2.3%	-2.1%
Rental Change - GAAP[4]		
New base rent	$ 4.15	$ 5.88
Expiring base rent	$ 4.00	$ 6.20
Percentage change in base rent	3.9%	-5.1%
Average capital cost per square foot	$ 0.33	$ 0.56
Average lease term (months)	12.4	26.4

(1) Includes 33,150 square feet of leases and associated costs for leases signed in the third quarter of 2012 for subsequent periods. Of the total, 33,150 square feet is expected to commence in Q4 2012.
(2) Comparable leases include leases with a term greater than or equal to one year and downtime of less than or equal to two years.
(3) Non-comparable leases include leases with a term less than one year, a downtime of greater than two years or first generation space.
(4) Reflects triple-net equivalent base rent per square foot, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, and deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 25

FIRST POTOMAC REALTY TRUST

Lease Expirations

(unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Feet	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Average Base Rent per Square Foot[1][2]
MTM	7	66,085	0.6%	$ 606,910	0.4%	$ 9.18
2012	43	353,846	3.1%	3,921,089	2.8%	11.08
2013	136	1,480,767	13.0%	19,055,384	13.8%	11.42
2014	139	1,439,473	12.6%	14,889,009	10.9%	10.34
2015	110	1,220,695	10.7%	11,506,998	8.4%	9.43
2016	98	1,916,172	16.8%	24,440,473	17.8%	12.75
2017	81	1,046,510	9.2%	11,221,327	8.1%	10.72
2018	47	1,135,772	9.9%	11,082,227	8.0%	9.76
2019	54	574,419	5.0%	8,414,932	6.1%	14.65
2020	26	594,229	5.2%	9,251,518	6.7%	15.57
2021	20	496,391	4.3%	5,244,480	3.8%	10.57
Thereafter	40	1,090,745	9.6%	18,116,016	13.2%	16.61
Total / Weighted Average	**801**	**11,415,104**	**100.0%**	**$ 137,750,363**	**100.0%**	**$ 11.88**



$ 40 M
$ 30 M
$ 20 M
$ 10 M
$ M
2.8%
13.8%
10.9%
8.4%
17.8%
8.1%
8.0%
6.1%
6.7%
3.8%
13.2%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[2] Per square foot rents do not include the Greyhound Lines, Inc leaseback at 1005 First Street, NE.

Quarterly Supplemental Disclosure – September 30, 2012 26

Lease Expirations by Property Type

(unaudited)

FIRST POTOMAC REALTY TRUST

Business Park

Year of Lease Expiration	Number of Leases Expiring	Square Feet	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Average Base Rent per Square Foot[1]
MTM	4	19,092	0.4%	$ 128,845	0.3%	$ 6.75
2012	18	162,172	3.5%	1,813,573	3.6%	11.18
2013	72	532,612	11.4%	5,934,925	11.8%	11.14
2014	62	393,886	8.5%	4,027,677	8.0%	10.23
2015	48	377,652	8.1%	3,782,298	7.5%	10.02
2016	43	767,853	16.5%	7,648,052	15.3%	9.96
2017	44	404,294	8.7%	4,337,358	8.7%	10.73
2018	35	666,642	14.3%	6,639,717	13.2%	9.96
2019	30	292,150	6.3%	3,931,850	7.8%	13.46
2020	13	261,910	5.6%	3,342,612	6.7%	12.76
2021	12	443,496	9.5%	4,393,785	8.8%	9.91
Thereafter	17	337,194	7.2%	4,162,079	8.3%	12.34
Total / Weighted Average	**398**	**4,658,953**	**100.0%**	**$ 50,142,771**	**100.0%**	**$ 10.76**

Office

Year of Lease Expiration	Number of Leases Expiring	Square Feet	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Average Base Rent per Square Foot[1][2][3]
MTM	2	10,843	0.4%	$ 100,298	0.2%	$ 9.25
2012	14	83,712	2.9%	1,315,229	2.2%	15.71
2013	43	261,593	9.2%	6,632,340	11.3%	17.89
2014	49	344,919	12.1%	6,536,046	11.2%	18.95
2015	39	224,485	7.9%	3,776,466	6.4%	16.82
2016	38	516,326	18.1%	12,478,639	21.2%	24.17
2017	23	158,751	5.6%	2,978,883	5.1%	18.76
2018	8	124,886	4.4%	1,970,999	3.4%	15.78
2019	24	282,269	9.9%	4,483,082	7.6%	15.88
2020	10	251,976	8.9%	5,073,545	8.7%	20.14
2021	5	36,595	1.3%	623,883	1.1%	17.05
Thereafter	19	549,293	19.3%	12,645,729	21.6%	23.02
Total / Weighted Average	**274**	**2,845,648**	**100.0%**	**$ 58,615,139**	**100.0%**	**$ 19.93**

Industrial

Year of Lease Expiration	Number of Leases Expiring	Square Feet	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Average Base Rent per Square Foot[1]
MTM	1	36,150	0.9%	$ 377,768	1.3%	$ 10.45
2012	11	107,962	2.8%	792,287	2.7%	7.34
2013	21	686,562	17.6%	6,488,118	22.4%	9.45
2014	28	700,668	17.9%	4,325,285	14.9%	6.17
2015	23	618,558	15.8%	3,948,235	13.6%	6.38
2016	17	631,993	16.1%	4,313,784	14.9%	6.83
2017	14	483,465	12.4%	3,905,085	13.5%	8.08
2018	4	344,244	8.8%	2,471,511	8.5%	7.18
2019	-	-	0.0%	-	0.0%	-
2020	3	80,343	2.1%	835,361	2.9%	10.40
2021	3	16,300	0.4%	226,812	0.8%	13.91
Thereafter	4	204,258	5.2%	1,308,207	4.5%	6.40
Total / Weighted Average	**129**	**3,910,503**	**100.0%**	**$ 28,992,453**	**100.0%**	**$ 7.41**

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[2] Office MTM includes license agreements for temporary swing space.
[3] Per square foot rents do not include the Greyhound Lines, Inc leaseback at 1005 First Street, NE.

Quarterly Supplemental Disclosure – September 30, 2012 27

Lease Expirations – Next Four Quarters

(unaudited)

FIRST POTOMAC REALTY TRUST

Quarter of Lease Expiration	Number of Leases Expiring	Square Feet	% of Leased Portfolio Square Feet	Annualized Cash Basis Rent[1]	% of Total Portfolio Annualized Cash Basis Rent	Average Base Rent per Square Foot[1]
MTM	7	66,085	0.6%	$ 606,910	0.4%	$ 9.18
2012 - Q4	43	353,846	3.1%	3,921,089	2.8%	11.08
2013 - Q1	32	384,444	3.4%	5,143,981	3.7%	13.38
2013 - Q2	28	163,090	1.4%	2,053,557	1.5%	12.59
2013 - Q3	36	265,282	2.3%	6,246,551	4.5%	23.55
Total	**146**	**1,232,747**	**10.8%**	**$ 17,972,088**	**12.9%**	**$ 14.58**



$12 M
$10 M
$8 M
$6 M
$4 M
$2 M
$ M
2.8%
3.7%
1.5%
4.5%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 28

Portfolio by Size

(unaudited)

Square Feet Under Lease	Number of Leases	Leased Square Feet	% of Total Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent	Average Base Rent per Square Foot[1][2]
0-4,999	368	976,166	8.6%	$ 12,269,057	8.9%	$ 12.57
5,000-9,999	164	1,184,104	10.4%	14,881,822	10.7%	12.57
10,000-14,999	89	1,072,158	9.4%	13,768,468	10.0%	12.84
15,000-19,999	36	613,751	5.4%	6,581,056	4.8%	10.72
20,000-24,999	41	940,363	8.2%	10,755,565	7.8%	11.44
25,000-29,999	21	573,701	5.0%	6,283,231	4.6%	10.95
30,000-34,999	17	548,114	4.8%	7,256,416	5.3%	9.20
35,000-39,999	7	255,793	2.2%	2,329,383	1.7%	9.11
40,000-44,999	2	82,123	0.7%	680,355	0.5%	8.28
45,000-49,999	12	560,828	4.9%	6,551,193	4.7%	11.68
50,000-54,999	6	315,472	2.8%	4,134,147	3.0%	13.10
55,000-59,999	3	170,753	1.5%	3,222,042	2.3%	18.87
60,000-64,999	3	189,123	1.7%	2,370,853	1.7%	12.54
65,000-69,999	2	135,321	1.2%	625,737	0.5%	4.62
70,000-74,999	1	71,192	0.6%	1,010,926	0.7%	14.20
75,000-79,999	3	228,092	2.0%	1,977,466	1.4%	8.67
85,000-89,999	1	87,120	0.8%	370,260	0.3%	4.25
90,000-94,999	1	93,000	0.8%	1,593,614	1.2%	17.14
95,000-99,999	3	294,619	2.6%	3,588,122	2.6%	12.18
100,000-104,999	1	100,000	0.9%	350,000	0.3%	3.50
105,000-109,999	1	107,422	0.9%	1,213,869	0.9%	11.30
110,000-114,999	1	114,580	1.0%	2,322,537	1.7%	20.27
115,000-119,999	3	350,609	3.1%	2,630,285	1.9%	7.50
120,000-124,999	5	608,301	5.2%	4,970,403	3.6%	8.17
125,000-129,999	2	256,143	2.2%	5,412,230	3.9%	21.13
130,000-134,999	1	134,589	1.2%	631,709	0.5%	4.69
135,000-139,999	1	139,690	1.2%	789,249	0.6%	5.65
140,000-144,999	1	141,050	1.2%	388,805	0.3%	2.76
155,000-159,999	1	158,400	1.4%	1,113,552	0.8%	7.03
210,000-214,999	1	214,214	1.9%	5,150,404	3.7%	24.04
215,000-219,999	1	215,085	1.9%	2,045,848	1.5%	9.51
235,000-239,999	1	236,082	2.1%	3,470,406	2.5%	14.70
245,000-249,999	1	247,146	2.2%	7,011,353	5.1%	28.37
Total	**801**	**11,415,104**	**100.0%**	**$ 137,750,363**	**100.0%**	**$ 11.88**



Annualized Base Rent
$ 30 M
$ 25 M
$ 20 M
$ 15 M
$ 10 M
$ 5 M
$ M
MTM
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
< 20,000 SF
20,000 - 100,000 SF
> 100,000 SF

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[2] Per square foot rents do not include the Greyhound Lines, Inc leaseback at 1005 First Street, NE.

Quarterly Supplemental Disclosure – September 30, 2012 29

Washington, DC

Washington, DC Region

FIRST POTOMAC REALTY TRUST

(unaudited)

Property	Buildings	Sub-Market[1]	Square Feet	Annualized Cash Basis Rent[2]	Leased at September 30, 2012[3]	Occupied at September 30, 2012[3]
Office						
500 First Street, NW	1	Capitol Hill	129,035	$ 4,783,046	100.0%	100.0%
840 First Street, NE	1	NoMA	247,146	7,011,353	100.0%	100.0%
1005 First Street, NE	1	NoMA	30,414	2,496,000	100.0%	100.0%
1211 Connecticut Avenue, NW	1	CBD	125,119	3,426,541	97.1%	97.1%
Total	**4**		**531,714**	**17,716,940**	**99.3%**	**99.3%**
Total Redevelopment[4]	1		135,000			
Joint Venture Properties						
1750 H Street, NW	1	CBD	111,373	4,072,842	100.0%	100.0%
Grand Total	**6**		**778,087**	**$ 21,789,782**	**99.4%**	**99.4%**

[1] CBD = Central Business District; NoMa = North of Massachusetts Avenue

[2] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

[3] Does not include space in development or redevelopment.

[4] For details see page 15.

Quarterly Supplemental Disclosure – September 30, 2012 31

Washington, DC – Lease Expirations

(unaudited)

FIRST POTOMAC REALTY TRUST

Year of Lease Expiration	Number of Leases Expiring	Square Feet of Expiring Leases	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent[1]	Average Base Rent per Square Foot[1][2]
MTM	-	-	0.0%	$ -	0.0%	$ -
2012	-	-	0.0%	-	0.0%	-
2013	2	73,795	14.0%	3,726,019	21.0%	28.35
2014	9	58,535	11.1%	1,677,313	9.5%	28.65
2015	5	18,169	3.4%	497,052	2.8%	27.36
2016	6	143,158	27.0%	5,161,298	29.1%	36.05
2017	4	23,538	4.5%	614,593	3.5%	26.11
2018	-	-	0.0%	-	0.0%	-
2019	-	-	0.0%	-	0.0%	-
2020	1	1,916	0.4%	48,881	0.3%	25.51
2021	1	1,602	0.3%	120,150	0.7%	75.00
Thereafter	2	207,357	39.3%	5,871,634	33.1%	28.32
Total / Average	30	528,070	100.0%	$ 17,716,940	100.0%	$ 30.59



$ 8 M
$ 6 M
$ 4 M
$ 2 M
$ M
MTM
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[2] Per square foot rents do not include the Greyhound Lines, Inc leaseback at 1005 First Street, NE.

Quarterly Supplemental Disclosure – September 30, 2012 32

Maryland Region

Maryland Region

FIRST POTOMAC REALTY TRUST

(unaudited)

Property	Buildings	Location	Square Feet	Annualized Cash Basis Rent[1]	Leased at September 30, 2012[2]	Occupied at September 30, 2012[2]
SUBURBAN MD						
Business Park						
Ammendale Business Park[3]	7	Beltsville	311,636	$ 3,962,213	97.3%	90.4%
Gateway 270 West	6	Clarksburg	255,415	2,766,880	81.6%	75.8%
Girard Business Center[4]	7	Gaithersburg	298,009	3,110,111	88.8%	88.8%
Rumsey Center	4	Columbia	134,619	1,181,554	84.1%	72.6%
Snowden Center	5	Columbia	144,981	2,183,271	100.0%	100.0%
Total Business Park	29		1,144,660	13,204,029	90.4%	85.9%
Office						
Worman's Mill Court	1	Frederick	40,051	366,999	87.7%	87.7%
Annapolis Business Center	2	Annapolis	101,898	1,564,434	98.8%	98.8%
Campus at Metro Park North	4	Rockville	190,720	3,366,331	89.6%	89.6%
Cloverleaf Center	4	Germantown	173,655	2,443,037	86.1%	86.1%
Gateway Center	2	Gaithersburg	44,451	513,875	72.2%	72.2%
Hillside Center	2	Columbia	86,189	1,283,548	100.0%	100.0%
Merrill Lynch Building	1	Columbia	136,975	1,561,807	75.4%	75.4%
Patrick Center	1	Frederick	66,469	957,489	77.0%	77.0%
Redland Corporate Center	2	Rockville	348,469	6,789,221	88.0%	88.0%
West Park	1	Frederick	28,417	266,728	81.7%	75.0%
Total Office	20		1,217,294	19,113,469	87.0%	86.8%
Industrial						
Frederick Industrial Park[5]	3	Frederick	550,490	4,121,365	91.5%	91.5%
Glenn Dale Business Center	1	Glenn Dale	315,962	1,520,601	86.9%	86.9%
Total Industrial	4		866,452	5,641,966	89.8%	89.8%
Total Suburban Maryland	53		3,228,406	37,959,464	89.0%	87.3%
BALTIMORE						
Business Park						
Owings Mills Business Park[6]	6	Owings Mills	219,284	1,674,952	58.8%	58.8%
Triangle Business Center	4	Baltimore	74,182	357,275	47.8%	47.8%
Total Business Park	10		293,466	2,032,227	56.0%	56.0%
Industrial						
Mercedes Center	1	Hanover	295,006	1,303,062	74.0%	74.0%
Total Baltimore	11		588,472	3,335,289	65.0%	65.0%
Total Consolidated	**64**		**3,816,878**	**41,294,753**	**85.3%**	**83.9%**
Joint Venture Properties						
RiversPark I and II	6	Columbia	307,747	3,739,641	89.1%	87.5%
Aviation Business Park	3	Glen Burnie	120,662	658,887	37.8%	26.3%
Total Joint Ventures	9		428,409	4,398,528	74.6%	70.2%
Grand Total	**73**		**4,245,287**	**$ 45,693,281**	**84.2%**	**82.5%**

(1) Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
(2) Does not include space in development or redevelopment.
(3) Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.
(4) Girard Business Center consists of the following properties: Girard Business Center and Girard Place.
(5) Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.
(6) Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.

Quarterly Supplemental Disclosure – September 30, 2012 34

Maryland Region – Lease Expirations

(unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Feet of Expiring Leases	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent[1]	Average Base Rent per Square Foot[1]
MTM	2	11,562	0.4%	$ 73,764	0.2%	$ 6.38
2012	14	165,669	5.1%	2,178,390	5.3%	13.15
2013	33	162,094	5.0%	1,854,126	4.5%	11.44
2014	40	429,978	13.2%	5,000,800	12.1%	11.63
2015	30	239,955	7.4%	2,540,339	6.2%	10.59
2016	36	557,223	17.1%	6,064,299	14.7%	10.88
2017	32	283,438	8.7%	3,883,403	9.4%	13.70
2018	16	347,419	10.6%	4,059,215	9.8%	11.68
2019	28	263,784	8.1%	3,566,647	8.6%	13.52
2020	11	240,650	7.4%	4,205,110	10.2%	17.47
2021	4	98,031	3.0%	1,160,630	2.8%	11.84
Thereafter	13	454,572	14.0%	6,708,030	16.2%	14.76
Total / Average	259	3,254,375	100.0%	$ 41,294,753	100.0%	$ 12.69



$ 8 M
$ 6 M
$ 4 M
$ 2 M
$ M
MTM
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 35

Northern Virginia Region

Northern Virginia Region

FIRST POTOMAC REALTY TRUST

(unaudited)

Property	Buildings	Location	Square Feet	Annualized Cash Basis Rent[1]	Leased at September 30, 2012[2]	Occupied at September 30, 2012[2]
Business Park						
Corporate Campus at Ashburn Center	3	Ashburn	194,184	$ 2,837,463	100.0%	100.0%
Gateway Centre Manassas	3	Manassas	102,388	540,398	51.1%	51.1%
Linden Business Center	3	Manassas	109,725	843,331	67.8%	62.4%
Prosperity Business Center	1	Merrifield	71,343	902,819	100.0%	100.0%
Sterling Park Business Center[3]	7	Sterling	464,577	3,900,968	85.8%	75.8%
Total Business Park	17		942,217	9,024,979	83.9%	78.4%
Office						
Atlantic Corporate Park	2	Sterling	221,372	1,080,200	29.8%	29.8%
Cedar Hill	2	Tyson's Corner	102,632	2,164,498	100.0%	100.0%
Herndon Corporate Center	4	Herndon	128,063	1,739,631	88.4%	88.4%
Lafayette Business Center[4]	6	Chantilly	253,867	3,535,618	83.5%	82.2%
One Fair Oaks	1	Fairfax	214,214	5,150,404	100.0%	100.0%
Reston Business Campus	4	Reston	83,373	949,586	73.5%	64.0%
Three Flint Hill	1	Oakton	181,397	2,121,296	68.8%	44.8%
Van Buren Office Park	5	Herndon	81,564	897,634	77.2%	77.2%
Windsor at Battlefield	2	Manassas	155,511	2,069,464	90.3%	90.3%
Total Office	27		1,421,993	19,708,331	77.2%	73.3%
Industrial						
13129 Airpark Road	1	Culpeper	149,888	630,433	75.9%	75.9%
I-66 Commerce Center[5]	1	Haymarket	236,082	3,470,406	100.0%	100.0%
Interstate Plaza	1	Alexandria	109,029	1,124,322	98.9%	98.9%
Newington Business Park Center	7	Lorton	254,272	2,369,828	82.5%	80.1%
Plaza 500	2	Alexandria	505,258	4,896,693	74.5%	74.5%
Total Industrial	12		1,254,529	12,491,682	83.2%	82.7%
Total Consolidated	**56**		**3,618,739**	**41,224,992**	**81.0%**	**77.9%**
Joint Venture Property						
Metro Place III & IV	2	Merrifield	325,328	7,072,933	100.0%	100.0%
Total Development / Redevelopment[6]			36,797			
Grand Total	**58**		**3,980,864**	**$ 48,297,925**	**84.2%**	**82.7%**

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

[2] Does not include space in development or redevelopment.

[3] Sterling Park Business Center consists of the following properties: 22370/22400/22446/22455 Davis Drive and 403/405/22560 Glenn Drive.

[4] Lafayette Business Center consists of the following properties: Enterprise Center and Tech Court.

[5] Property was formerly known as 15395 John Marshall Highway.

[6] Reflects the partial redevelopment of in-service buildings. For details see page 15.

Quarterly Supplemental Disclosure – September 30, 2012 37

Northern Virginia – Lease Expirations

(unaudited)

FIRST POTOMAC REALTY TRUST

Year of Lease Expiration	Number of Leases Expiring	Square Feet of Expiring Leases	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent[1]	Average Base Rent per Square Foot[1]
MTM	3	46,993	1.6%	$ 478,065	1.2%	$ 10.17
2012	12	52,023	1.8%	624,390	1.5%	12.00
2013	42	494,821	16.9%	6,991,340	17.0%	14.13
2014	36	305,997	10.4%	3,716,087	9.0%	12.14
2015	29	336,715	11.5%	4,470,142	10.7%	13.28
2016	19	323,640	11.0%	6,669,321	16.1%	20.61
2017	18	370,400	12.6%	4,154,537	10.1%	11.22
2018	9	128,575	4.4%	1,308,425	3.2%	10.18
2019	14	195,011	6.7%	3,337,710	8.1%	17.12
2020	10	142,481	4.9%	2,333,061	5.7%	16.37
2021	10	241,195	8.2%	2,782,940	6.8%	11.54
Thereafter	21	294,566	10.0%	4,358,974	10.6%	14.80
Total / Average	223	2,932,417	100.0%	$ 41,224,992	100.0%	$ 14.06



$ 8 M
$ 6 M
$ 4 M
$ 2 M
$ M
MTM
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 38

Southern Virginia

Southern Virginia

FIRST POTOMAC REALTY TRUST

(unaudited)

Property	Buildings	Location	Square Feet	Annualized Cash Basis Rent[1]	Leased at September 30, 2012[2]	Occupied at September 30, 2012[2]
RICHMOND						
Business Park						
Chesterfield Business Center[3]	11	Richmond	320,308	$ 1,881,009	90.3%	88.6%
Hanover Business Center	4	Ashland	183,659	795,848	68.5%	66.1%
Park Central	3	Richmond	204,762	1,965,708	81.8%	80.1%
Virginia Center Technology Park	1	Glen Allen	118,579	1,270,198	86.7%	85.2%
Total Business Park	19		827,308	5,912,763	82.8%	81.0%
Industrial						
Northridge	2	Ashland	139,346	775,444	82.9%	82.9%
River's Bend Center[4]	6	Chester	795,139	4,625,894	95.6%	95.6%
Total Industrial	8		934,485	5,401,338	93.7%	93.7%
Total Richmond	27		1,761,793	11,314,101	88.6%	87.7%
NORFOLK						
Business Park						
Crossways Commerce Center[5]	9	Chesapeake	1,087,250	10,889,654	94.2%	93.1%
Battlefield Corporate Center	1	Chesapeake	96,720	779,868	100.0%	100.0%
Greenbrier Business Park[6]	4	Chesapeake	411,815	3,865,686	77.0%	76.7%
Hampton Roads Center[7]	3	Hampton	584,345	2,484,293	63.5%	63.5%
Norfolk Commerce Park[8]	3	Norfolk	262,683	1,949,272	66.6%	66.6%
Total Business Park	20		2,442,813	19,968,773	81.2%	80.7%
Office						
Greenbrier Towers	2	Chesapeake	172,350	2,076,398	93.6%	93.6%
Total Office	2		172,350	2,076,398	93.6%	93.6%
Industrial						
Cavalier Industrial Park	4	Chesapeake	394,308	1,341,556	80.4%	80.4%
Diamond Hill Distribution Center	4	Chesapeake	712,339	2,812,850	95.1%	91.9%
Total Industrial	8		1,106,647	4,154,406	89.9%	87.8%
Total Norfolk	30		3,721,810	26,199,577	84.3%	83.4%
Grand Total	57		5,483,603	$ 37,513,678	85.7%	84.8%

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.
[2] Does not include space in development or redevelopment.
[3] Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.
[4] River's Bend Center consists of the following properties: River's Bend Center and River's Bend Center II.
[5] Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way.
[6] Greenbrier Business Park consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.
[7] Hampton Roads Center consists of the following properties: 1000 Lucas Way and Enterprise Parkway.
[8] Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II.

Quarterly Supplemental Disclosure – September 30, 2012 40

Southern Virginia – Lease Expirations

(unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Feet of Expiring Leases	% of Leased Square Feet	Annualized Cash Basis Rent[1]	% of Annualized Cash Basis Rent[1]	Average Base Rent per Square Foot[1]
MTM	2	7,530	0.2%	$ 55,081	0.1%	$ 7.31
2012	17	136,154	2.9%	1,118,308	3.0%	8.21
2013	59	750,057	16.0%	6,483,897	17.3%	8.64
2014	54	644,963	13.6%	4,494,809	12.0%	6.97
2015	46	625,856	13.2%	3,999,465	10.8%	6.39
2016	37	892,151	19.0%	6,545,555	17.5%	7.34
2017	27	369,134	7.9%	2,568,794	6.8%	6.96
2018	22	659,778	14.0%	5,714,587	15.2%	8.66
2019	12	115,624	2.5%	1,510,576	4.0%	13.06
2020	4	209,182	4.5%	2,664,467	7.1%	12.74
2021	5	155,563	3.3%	1,180,761	3.1%	7.59
Thereafter	4	134,250	2.9%	1,177,378	3.1%	8.77
Total / Average	289	4,700,242	100.0%	$ 37,513,678	100.0%	$ 7.98



$8 M
$6 M
$4 M
$2 M
$ M
MTM
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter
Annualized Cash Basis Rent Expiring

[1] Annualized cash basis rent at September 30, 2012, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.

Quarterly Supplemental Disclosure – September 30, 2012 41

Management Statements on Non-GAAP Supplemental Measures

FIRST POTOMAC REALTY TRUST

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures.

The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of depreciation/amortization of real estate assets (in accordance with U.S. generally accepted accounting principles ("GAAP")). NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

NOI

The Company defines net operating income ("NOI") as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Management believes that NOI is a useful measure of the Company's property operating performance as it provides a performance measure of the revenues and expenses directly associated with owning, operating, developing and redeveloping office and industrial properties, and provides a perspective not immediately apparent from net income or FFO. Other real estate investment trusts ("REITs") may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to other REITs. The Company's NOI calculations are reconciled to total revenues and total operating expenses earlier in this Supplemental Financial Report.

Same-Property NOI

Same-Property Net Operating Income ("Same-Property NOI"), defined as operating revenues (rental, tenant reimbursements and other revenues) less operating expenses (property operating expenses, real estate taxes and insurance) from the properties owned by the Company for the entirety of the periods presented, is a primary performance measure the Company uses to assess the results of operations at its properties. As an indication of the Company's operating performance, Same-Property NOI should not be considered an alternative to net income calculated in accordance with GAAP. A reconciliation of the Company's Same-Property NOI to net income from its consolidated statements of operations is presented earlier in this Supplemental Financial Report. The Same-Property NOI results exclude corporate-level expenses, as well as certain transactions, such as the collection of termination fees, as these items vary significantly period-over-period thus impacting trends and comparability. Also, the Company eliminates depreciation and amortization expense, which are property level expenses, in computing Same-Property NOI as these are non-cash expenses that are based on historical cost accounting assumptions and do not offer the investor significant insight into the operations of the property. This presentation allows management and investors to distinguish whether growth or declines in net operating income are a result of increases or decreases in property operations or the acquisition of additional properties. While this presentation provides useful information to management and investors, the results below should be read in conjunction with the results from the consolidated statements of operations to provide a complete depiction of total Company performance.

EBITDA

Management believes that EBITDA is a useful measure of the Company's operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt. EBITDA is reconciled to net income (loss) earlier in this Supplemental Financial Report.

Funds from Operations

Funds from operations ("FFO") represents net income (computed in accordance with GAAP) excluding gains (losses) on sales of real estate and impairments of real estate assets, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. On October 31, 2011, NAREIT issued revised guidance regarding the exclusion of impairment write-downs of depreciable assets reported in FFO. As a result, the Company began excluding impairment losses from FFO in the fourth quarter of 2011 and has restated FFO from prior periods to exclude such charges consistent with NAREIT's guidance. The Company also excludes, from its FFO calculation, any depreciation and amortization related to third parties from its consolidated joint ventures. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and January 2012), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company's presentation of FFO in accordance with the NAREIT white paper, or as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity. The Company's FFO calculations are reconciled to net income earlier in this Supplemental Financial Report.

CORE FFO

Management believes that the computation of FFO in accordance with NAREIT's definition includes certain items that are not indicative of the results provided by the Company's operating portfolio and affect the comparability of the Company's period-over-period performance. These items include, but are not limited to, gains and losses on the extinguishment of debt, legal and accounting costs related to the Company's internal investigation, personnel separation costs, contingent consideration charges and acquisition costs. The Company provides a reconciliation of FFO to Core FFO earlier in this Supplemental Financial Report.

AFFO

The Company computes AFFO by adding to Core FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.

First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs. The Company provides a reconciliation of Core FFO to AFFO earlier in this Supplemental Financial Report.

Quarterly Supplemental Disclosure – September 30, 2012 42